UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 29, 2026
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2026, the shareholders of Criteo S.A. (the “Company”) amended and restated the By-laws (statuts) of the Company, effective immediately. Article 19 of the By-laws relating to general meetings has been amended in order to comply with the new provisions of Article R. 225-86 of the French Commercial Code. Specifically, the fifth paragraph of Article 19 of the By-laws has been amended to reflect that the record date will be on the fifth business day preceding a shareholders meeting (compared to two business days under the previous law). The foregoing description is qualified in its entirety by the amended By-laws, the English translation of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 29, 2026, the Company held its 2026 Annual Combined General Meeting of Shareholders (the “2026 Annual General Meeting”). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2026 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2026 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter.

1.The resolution renewing the term of office of Mr. Michael Komasinski as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,407,975	600,092	55,824

2.The resolution renewing the term of office of Ms. Marie Lalleman as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,193,832	550,182	319,877

3.The resolution renewing the term of office of Mr. Ernst Teunissen as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,065,461	914,740	83,690

4.The resolution renewing the term of office of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
48,903,357	833,511	327,023

5.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company was approved, based upon the following votes:

Voted For	Voted Against	Abstained
41,470,998	8,469,959	122,934

6.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,552,605	237,153	274,133

7.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,552,705	237,035	274,151

8.The resolution approving the allocation of results for the fiscal year ended December 31, 2025 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,764,751	245,475	53,665

9.The resolution approving the Indemnification Agreement entered into between the Company and Ms. Stefanie Jay (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,706,444	284,967	72,480

10.The resolution delegating authority to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,756,730	285,367	21,794

11.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by canceling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,785,352	255,996	22,543

12.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by canceling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,779,287	255,105	29,499

13.The resolution delegating authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,062,224	972,553	29,114

14.The resolution delegating authority to the Board of Directors to grant OSAs (options to subscribe for new ordinary shares) or OAAs (options to purchase ordinary shares) of the Company to employees and corporate officers of the Company and employees of its subsidiaries, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code without shareholders' preferential subscription rights was approved, based on the following votes:

Voted For	Voted Against	Abstained
39,102,665	10,901,385	59,841

15.The resolution approving the maximum number of shares that may be issued or acquired pursuant to Resolution 15 of the Annual General Shareholders' Meeting dated June 25, 2024 (authorization to grant Time-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), Resolution 16 of the Annual General Shareholders' Meeting dated June 25, 2024 (authorization to grant Performance-Based RSUs to employees and corporate officers of the Company and employees of its subsidiaries), and Resolution 14 of the 2026 Annual

General Meeting (authorization to grant options to purchase or to subscribe shares to employees and corporate officers of the Company and employees of its subsidiaries) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
47,627,345	2,380,963	55,583

16.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,706,807	296,525	60,559

17.The resolution delegating authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares or any securities giving access to the Company's share capital, while preserving the shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
39,622,570	10,381,807	59,514

18.The resolution delegating authority to the Board of Directors to increase the Company's share capital by issuing Ordinary Shares or any securities giving access to the Company's share capital through a public offering (excluding offers covered by paragraph 1 of article L. 411-2 of the French Monetary and Financial Code), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,704,366	297,903	61,622

19.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase with or without preserving shareholders' preferential subscription rights pursuant to Resolutions 16, 17 and 18 above ('green shoe') was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,716,339	286,429	61,123

20.The resolution delegating authority to the Board of Directors to increase the Company's share capital by way of issuing shares and securities giving access to the Company's share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), without shareholders' preferential subscription rights, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,390,678	611,113	62,100

21.The resolution approving the overall limits pursuant to Resolution 16 to Resolution 20 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,721,149	272,727	70,015

22.The resolution amending Article 19 of the by-laws of the Company relating to general meetings in order to comply with the new provisions of Article R. 225-86 of the French Commercial Code, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
49,767,896	243,538	52,457

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Update to By-laws (statuts) of Criteo S.A. (English Translation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 29, 2026	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal and Transformation Officer